UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

Axsome Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37635	45-4241907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street, 16th Floor New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 332-3241

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AXSM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Axsome Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on March 25, 2022, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Jazz Pharmaceuticals plc (Jazz Pharmaceuticals), pursuant to which the Company acquired Sunosi® (“Sunosi”) from Jazz Pharmaceuticals.

On May 9, 2022, the Company filed a Current Report on Form 8-K (the “Initial Filing”) to report, among other things, that the initial closing contemplated by the Purchase Agreement occurred on May 9, 2022, following the satisfaction or waiver of the closing conditions under the Purchase Agreement.

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Initial Filing to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial Filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Filing is hereby incorporated by reference to this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

The audited abbreviated financial statements of the Sunosi product of Jazz Pharmaceuticals plc as of December 31, 2021 and 2020, and for the years then ended, and the related notes and the related independent auditors’ report thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited abbreviated financial statements of the Sunosi product of Jazz Pharmaceuticals plc as of March 31, 2022, and for the three-month periods ended March 31, 2022 and 2021 and the unaudited notes related thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

Although the sequential closing of the Specified Ex-U.S. Assets (as defined in the Purchase Agreement) has not yet occurred, the foregoing financial statements include information relating to both the U.S. Territory (as defined in the Purchase Agreement) and the ex-U.S. Territory. The Company is filing such financial statements on a consolidated basis because the businesses are related, and the closing of the Specified Ex-U.S. Assets is probable.

(b) Pro Forma Financial Information

Certain unaudited pro forma financial information as of, and for the three months ended March 31, 2022 and 2021 and for the year ended December 31, 2021 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG, independent auditors of Sunosi.

99.1

Audited abbreviated financial statements of the Sunosi product of Jazz Pharmaceuticals plc as of December 31, 2021 and 2020, and for the years then ended, and the related notes and the related independent auditors’ report thereon.

99.2

Unaudited abbreviated financial statements of the Sunosi product of Jazz Pharmaceuticals plc as of March 31, 2022, and for the three-month periods ended March 31, 2022 and 2021 and the unaudited notes related thereto.

99.3	Unaudited pro forma combined financial information as of, and for the three months ended March 31, 2022 and 2021 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Axsome Therapeutics, Inc.

Date:	July 21, 2022	By:	/s/ Herriot Tabuteau, M.D.
		Name: Title:	Herriot Tabuteau, M.D. President and Chief Executive Officer